UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 30, 2023
Date of Report (Date of earliest event reported)

GREIF, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-00566	31-4388903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 Winter Road	Delaware	Ohio	43015
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (740) 549-6000
Not Applicable
(Former name or former address, if changed since last report.)

    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock	GEF	New York Stock Exchange
Class B Common Stock	GEF-B	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(e)

On June 30, 2023, the Nonqualified Supplemental Deferred Compensation Plan (the “Plan”) of Greif, Inc. (the “Company”) was amended to reduce the vesting period under the Plan from ten (10) years of vesting service to five (5) years of vesting service. This amendment was approved by the Compensation Committee of the Company’s Board of Directors.

The Plan participants are limited to certain executive officers who do not participate in the Company’s Supplemental Executive Retirement or Defined Contribution Supplemental Executive Retirement Plans including the following named executive officers: Ole Rosgaard, the Company’s chief executive officer, Timothy Bergwall and Bala Sathyanarayanan. The Plan credits eligible officers who are employed on December 31 of each calendar year with a contribution equal to the maximum employer contribution rate under the Company's 401(k) Plan, multiplied by the excess, if any, of the sum of the officer's base salary and annual short-term incentive plan bonus payments, over the maximum compensation limit under Internal Revenue Code Section 401(a)(17) for the applicable year. The Plan also permits discretionary Company contributions, which may vary by eligible officer. Under the Plan, the Company will distribute the vested deferred balance to the participating officer upon such officer’s retirement, termination from employment, death or disability, based on a schedule selected by such officer.

On June 30, 2023, and as a result of the amendment, Mr. Rosgaard became fully vested in his benefits under the Plan, but Mr. Sathyanarayanan’s benefits remained unvested. Prior to the amendment, Mr. Bergwall was the only named executive officer fully vested in his benefits under the Plan. The accumulated benefits under the Plan for Mr. Rosgaard and Mr. Bergwall are $242,336 and $159,751, respectively.

The amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K.
Section 9 – Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit No.	Description
10.1	Amendment No. 1 to the Greif, Inc. Nonqualified Supplemental Deferred Compensation Plan.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREIF, INC.
Date: June 30, 2023	By	/s/ LAWRENCE A. HILSHEIMER
Lawrence A. Hilsheimer, Executive Vice President and Chief Financial Officer